Camelot Excalibur Small Cap Income Fund Class A: CEXAX Class I: CEXIX (the “Fund”)

January 25, 2018

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus and the Prospectus for the Fund, each dated January 19, 2017.

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Effective March 26, 2018, the Fund’s investment objective will be changed to the following:

“The investment objective of the Fund is current income with capital appreciation.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated January 19, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-226-3863 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.